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                                                                    EXHIBIT 10.3



                FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
                          AND JOINT ESCROW INSTRUCTIONS



        This FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS(this "First Amendment") is made and entered into as of this 15th day of October, 1997, by and between Activity Business Associates, LLC, a California limited liability company ("Seller"), and Arden Realty Limited Partnership, a Maryland limited partnership ("Buyer"), with reference to the following facts and circumstances:

        A. Seller and Buyer have heretofore entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of October 8, 1997 (the "Purchase Agreement").

        B. Seller and Buyer desire to modify the Purchase Agreement as hereinafter provided.

        C. All capitalized terms not otherwise defined herein shall have the meaning afforded such term in the Purchase Agreement.

        NOW, THEREFORE, IN CONSIDERATION of the foregoing, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.     That portion of Section 7.1, which reads as follows:

               "January 6, 1998"

is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

               "November 20, 1997."

        2. No other Amendments. Except as expressly set forth in this First Amendment, the Purchase Agreement shall remain unmodified and in full force and effect.



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        IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment as of the date first above written.

                      BUYER: Arden Realty Limited Partnership, a Maryland limited partnership

                                    By: Arden Realty, Inc.,
                                        a Maryland corporation
                                        Its: General Partner


                                    By: /s/ Victor J. Coleman
                                       ----------------------------------
                                    Its: President & COO
                                         --------------------------------

                      SELLER:       Activity Business Associates, LLC,
                                    a California limited liability company


                                    By:  /s/ William G. Bloodgood
                                        ----------------------------------
                                       William G. Bloodgood
                                    Its: Vice President



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